Statement of Additional Information Supplement
American Century ETF Trust SAIs dated January 1, 2023, January 1, 2023 (as supplemented October 23, 2023), March 14, 2023 and November 7, 2023
Supplement dated December 13, 2023
Effective December 13, 2023, Thomas W. Bunn will join the Board of Trustees and the Board’s Audit Committee.
The following entry is added to the Management table in the Statements of Additional Information:

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Thomas W. Bunn (1953)	Trustee	Since 2023	Retired	120	None

The following entry is added to the Qualifications of Trustees section in the Statements of Additional Information:
Thomas W. Bunn: BS in Business Administration, Wake Forest University; MBA in Finance, University of North Carolina at Chapel Hill; formerly Vice Chairman and President, KeyCorp (banking services); 31 years of experience in investment, commercial and corporate banking; managing directorship roles with Bank of America

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